UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Preliminary Proxy Statement

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Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

✓	Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-12

HighMark Funds

(Name of Registrant as Specified In Its Charter)

__________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VOTE NOW

AN IMPORTANT MESSAGE FROM HIGHMARK FUNDS

SPECIAL SHAREHOLDER MEETING OCTOBER 8, 2010

Dear HighMark Funds’ Shareholders,

Each series (each, a “Fund”) of HighMark Funds  (the “Trust”) will hold a Special Meeting of Shareholders on October 8, 2010 at 3 p.m. Eastern Time at the offices of BNY Mellon Asset Servicing at 201 Washington Street, 11th Floor (Flannery Room) in Boston, MA (the “Shareholder Meeting”).  The Trust’s Board of Trustees (the “Board”) has carefully considered the following proposals and is asking shareholders to approve these proposals at the Shareholder Meeting.  The proposals described in the enclosed proxy statement relate to the following matters, but may not apply to all shareholders:

•

All Shareholders: To elect trustees of the Trust. Seven of the eight nominees in whom we are asking you to place your trust are independent of the Funds’ management, and seven nominees are currently members of the Board.

•

All Shareholders: To approve a change to the Trust’s Declaration of Trust that will permit the Board to liquidate a Fund without seeking shareholder approval.  Approval of the proposal will enable Fund liquidations to be executed more efficiently by not incurring the expense and time delay of a shareholder proxy.

•

Certain Shareholders: To approve an amendment to the advisory agreement for certain Funds, which would permit HighMark Capital Management, Inc., the adviser of such Funds, with the approval of the Board, to delegate its responsibilities under the advisory agreement to one or more sub-advisers.

•

Certain Shareholders: To approve a “manager of managers” structure for certain Funds, which would explicitly authorize each Fund, upon receipt of an exemptive order from the Securities and Exchange Commission and approval of the Board, to hire and replace sub-advisers, or to materially amend sub-advisory agreements without incurring the expense and time delay of a shareholder proxy.

•

Certain Shareholders: To approve an investment sub-advisory agreement between HighMark Capital Management, Inc. and Ziegler Capital Management, LLC (“Ziegler”), pursuant to which Ziegler will continue to serve as sub-adviser to the following Funds: HighMark Equity Income Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund.

The Board of Trustees has unanimously approved these proposals and recommends that shareholders vote in favor of each proposal.

Your vote is important.  Shareholder meetings for the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on these important proposals.  If you do not cast your vote at this Shareholder Meeting (or any adjournment thereof), you will not have the opportunity to vote on these matters unless another shareholder meeting is held on the same proposals.  Please do not hesitate to call the Funds’ proxy solicitation agent, Broadridge Financial Solutions, Inc., at 1-866-615-7269 if you have any questions about the proposals under consideration.  If you have any questions about your account(s) with the Funds, please contact your account administrator or investment representative, or call the Funds directly at 1-800-433-6884 or visit www.highmarkfunds.com.  Thank you for taking the time to consider these important proposals and for your investment in the Funds.

I encourage you to exercise your rights concerning the governance of the Funds by reviewing our proxy statement and then voting either through the Internet, by telephone or by mail as soon as possible, or at the Shareholder Meeting on October 8, 2010.  No matter how many shares you own, your vote is important.

Sincerely,

Earle A. Malm II

President of HighMark Funds

August 23, 2010

IMPORTANT INFORMATION ABOUT VOTING

I Have Only A Few Shares—Why Should I Bother to Vote?

Because your vote makes a difference.  If many shareholders choose not to vote, the Funds might not receive enough votes to reach a quorum and conduct the Shareholder Meeting on October 8, 2010.  If that appears likely to happen, the Funds will have to send additional mailings to shareholders to try to get more votes—a process that would be costly for the Funds and thus indirectly for you as a Fund shareholder.

What’s the Deadline for Submitting My Vote?

We encourage you to vote as soon as possible to make sure that your Fund receives enough votes to act on the proposals.  The final opportunity to cast your vote is at the Shareholder Meeting on October 8, 2010.

Who Gets to Vote?

With respect to a proposal relating to a Fund, any person who owned shares of such Fund on the “record date,” which was July 26, 2010, even if that person later sold those shares.

Whom Should I Call if I Have Any Additional Questions About the Proposals Contained in the Proxy Statement?

Please call the Funds’ proxy solicitation agent, Broadridge Financial Solutions, Inc., at 1-866-615-7269 and a representative will be available to assist you.

Whom Should I Call if I Have Any Questions About My Account or Holdings?

Please contact your account administrator or investment representative, or call HighMark Funds directly at 1-800-433-6884.

How Do I Vote?

You may vote in any of four ways:

1. Through the Internet at www.proxyvote.com;

2. By telephone, with a toll-free call to the phone number indicated on the enclosed proxy card;

3. By mail, with the enclosed proxy card; and

4. In person at the Shareholder Meeting in Boston, MA, on October 8, 2010.

Vote on the Internet

Log on to:

www.proxyvote.com

Follow the on-screen instructions.

Vote by phone

Call the phone number indicated on your proxy card.

Follow the recorded instructions available 24 hours each day.

Vote by mail

Vote, sign and date the proxy card and return in the postage-paid envelope.

Vote in person

Attend the Shareholder Meeting on October 8, 2010 at 3 p.m. Eastern Time at the offices of BNY Mellon Asset Servicing at 201 Washington Street, 11th Floor (Flannery Room), Boston, MA 02108.

We encourage you to vote via the Internet or telephone using the 12-digit control number on the enclosed proxy card, because these methods save the Funds (and you as a shareholder) the most money (since they require no return postage).  If you would like to change your previous vote, you may vote again using any of the methods described above.

How Do I Sign the Proxy Card?

You should sign your name exactly as it appears on the enclosed proxy card.  Joint owners must EACH sign the proxy card.